UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 January 4, 2005
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                             1-11454-03             58-1974423
  (State or Other Jurisdiction of   (Commission File No.)    (IRS Employer
         Incorporation)                                      Identification No.)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

On January 4, 2005, Sheila C. Reinken joined vFinance, Inc. (the "Company") as Chief Financial Officer and Chief Administrative Officer.

Ms. Reinken replaces Mark Kacer, who resigned as the Company's Chief Financial Officer and Executive Vice President, Administration, effective as of December 31, 2004. Prior to joining the Company, Ms. Reinken served as Vice President of Finance for Burger King Corporation from March 2002 to November 2004. From February 2001 to February 2002, Ms. Reinken served as Vice President of Finance of American Eagle Outfitters. Prior to that, Ms. Reinken served as Vice President and Treasurer of Ames Department Stores from August 1999 to February 2001.

Under the terms of her employment arrangement, Ms. Reinken is entitled to an annual base salary of $155,000, a discretionary bonus with a target of 50% of her base salary, plus certain incentive bonuses. When Ms. Reinken acquires a NASD Series 27 license, her annual base salary will increase to $175,000. In addition, the Company granted Ms. Reinken options to purchase 600,000 shares of the Company's common stock, of which 150,000 options shall vest on January 4, 2006 and 150,000 options shall vest each subsequent yearly anniversary thereafter, at an exercise price of $0.245 per share. Ms. Reinken's employment is terminable at will. Upon a change in management control, her options would vest immediately and she would be entitled to her then current base salary plus benefits in twelve equal monthly payments if her employment is terminated or if her salary and/or bonus is reduced by new management. Ms. Reinken's employment arrangement includes certain confidentiality provisions.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Title

10 Letter Agreement, dated as of November 15, 2004, by and between vFinance, Inc. and Sheila Reinken.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFINANCE, INC.



                                             By:/s/ Leonard J. Sokolow
                                                    ----------------------------
                                             Name:  Leonard J. Sokolow
                                             Title: Chief Executive Officer


Date: January 7, 2005


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                                  EXHIBIT INDEX

Exhibit           Description
------            -----------

10 Letter Agreement, dated as of November 15, 2004, by and between vFinance, Inc. and Sheila Reinken.